UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2025

PUGET SOUND ENERGY, INC.

Exact name of registrant as specified in its charter

A Washington Corporation

(Exact name of registrant as specified in its charter)

1-4393	355 110th Ave NE Bellevue, WA 98004	91-0374630
(Commission File Number)	(State of incorporation, address of principal executive offices)	(I.R.S. Employer Identification Number)

(425) 454-6363

(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Mortgage Indentures

On November 13, 2025, Puget Sound Energy, Inc. (“Puget Sound Energy”) entered into (a) an Indenture of Mortgage - Electric (the “Electric Mortgage Indenture”), dated as of November 13, 2025, with U.S. Bank Trust Company, National Association, as trustee (the “Electric Mortgage Trustee”), and (b) an Indenture of Mortgage - Gas (the “Gas Mortgage Indenture” and, together with the Electric Mortgage Indenture, the “Mortgage Indentures”), dated as of November 13, 2025, with U.S. Bank Trust Company, National Association, as trustee (the “Gas Mortgage Trustee” and, together with the Electric Mortgage Trustee, the “Trustee”), which, upon the Lien Effective Date (as defined below), establishes first mortgage liens on substantially all of its present electric utility property and gas utility property, respectively, and certain after-acquired electric utility property and gas utility property, respectively, subject to certain exceptions enumerated in each of the Mortgage Indentures. The Electric Mortgage Indenture replaces Puget Sound Energy’s First Mortgage, dated as of June 2, 1924, with U.S. Bank National Association (as successor to State Street Bank and Trust Company), as amended and supplemented from time to time (the “Prior Electric Mortgage Indenture”). The Gas Mortgage Indenture replaces Puget Sound Energy’s Indenture of First Mortgage, dated as of April 1, 1957, with The Bank of New York Mellon, N.A. (as successor trustee to Harris Trust and Savings Bank), as amended and supplemented (the “Prior Gas Mortgage Indenture”). On December 16, 2025, Puget Sound Energy and the Electric Mortgage Trustee entered into a First Supplemental Indenture (the “First Electric Supplemental Indenture”) to Indenture of Mortgage - Electric, dated as of December 16, 2025, pursuant to which the lien of the Electric Mortgage Indenture became effective (the “Electric Mortgage Indenture Lien Effective Date”). Also on December 16, 2025, Puget Sound Energy and the Gas Mortgage Trustee entered into a First Supplemental Indenture (the “First Gas Supplemental Indenture” and, together with the First Electric Supplemental Indenture, the “First Supplemental Indentures”) to Indenture of Mortgage - Gas, dated as of December 16, 2025, pursuant to which the lien of the Gas Mortgage Indenture became effective (together with the Electric Mortgage Indenture Lien Effective Date, the “Lien Effective Date”).

Pledged Substituted Mortgage Bonds

In connection with the establishment of the Mortgage Indentures, on December 16, 2025, Puget Sound Energy issued pledged substituted mortgage bonds (the “Pledged Substituted Mortgage Bonds”), which secure all of its outstanding senior notes and which replace its previously issued pledged first mortgage bonds, issued pursuant to the Prior Electric Mortgage Indenture and the Prior Gas Mortgage Indenture, as applicable. The outstanding senior notes secured by the Pledged Substituted Mortgage Bonds issued under the Electric Mortgage Indenture are as follows: (i) 7.020% Senior Notes due December 1, 2027, (ii) 7.000% Senior Notes due March 9, 2029, (iii) 3.900% Series 2013A Senior Notes due March 1, 2031, (iv) 4.000% Series 2013B Senior Notes due March 1, 2031, (v) 5.330% Senior Notes due June 15, 2034, (vi) 5.483% % Senior Notes due June 1, 2035, (vii) 6.274% Senior Notes due March 15, 2037, (viii) 5.757% Senior Notes due October 1, 2039, (ix) 5.638% Senior Notes due April 15, 2041, (x) 4.434% Senior Notes due November 15, 2041, (xi) 4.300% Senior Notes due May 20, 2045, (xii) 4.223% Senior Notes due June 15, 2048, (xiii) 3.250% Senior Notes due September 15, 2049, (xiv) 2.893% Senior Notes due September 15, 2051, (xv) 4.700% Senior Notes due November 15, 2051, (xvi) 5.448% Senior Notes due June 1, 2053, (xvii) 5.685% Senior Notes due June 15, 2054, and (xviii) 5.598% Senior Notes due September 15, 2055 (collectively, the “Electric Mortgage Senior Notes”). As a result, the Electric Mortgage Senior Notes will be effectively secured by the lien of the Electric Mortgage Indenture and will rank equally and ratably with all of Puget Sound Energy’s first mortgage bonds, regardless of series, from time to time issued and outstanding under the Electric Mortgage Indenture.

The outstanding senior notes secured by the Pledged Substituted Mortgage Bonds issued under the Gas Mortgage Indenture are as follows: (i) 6.724% Senior Notes due June 15, 2036, (ii) 5.795% Senior Notes due March 15, 2040, and (iii) 5.764 % Senior Notes due July 15, 2040 (collectively, the “Gas Mortgage Senior Notes”). As a result, the Gas Mortgage Senior Notes will be effectively secured by the lien of the Gas Mortgage Indenture and will rank equally and ratably with all of Puget Sound Energy’s first mortgage bonds, regardless of series, from time to time issued and outstanding under the Gas Mortgage Indenture.

Senior Note Indenture

In connection with the establishment of the Mortgage Indentures, on December 16, 2025, Puget Sound Energy entered into the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to that certain Indenture dated as of December 1, 1997, as modified and supplemented from time to time (the “Senior Note Indenture”) between Puget Sound Energy and U.S. Bank Trust Company, National Association, as trustee (the “Senior Note Trustee”).

The Sixth Supplemental Indenture amends the Senior Note Indenture to make it mandatory for Puget Sound Energy to deliver to the Senior Note Trustee upon the issuance of senior notes thereunder, pledged substituted mortgage bonds, which shall be issued under the Mortgage Indentures, in the same principal amount, and with identical terms to the senior notes, including interest rate, interest payment dates and stated maturity date and redemption provisions.

The foregoing descriptions of the material terms of the Mortgage Indentures, First Supplemental Indentures and Sixth Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Mortgage Indentures, First Supplemental Indentures and Sixth Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1 - 4.5 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.1*	Indenture of Mortgage - Electric, dated as of November 13, 2025, between Puget Sound Energy, Inc. and U.S. Bank Trust Company, National Association.

4.2	First Supplemental Indenture, dated as of December 16, 2025, to Indenture of Mortgage - Electric, dated as of November 13, 2025, between Puget Sound Energy, Inc. and U.S. Bank Trust Company, National Association.

4.3*	Indenture of Mortgage - Gas, dated as of November 13, 2025, between Puget Sound Energy, Inc. and U.S. Bank Trust Company, National Association.

4.4	First Supplemental Indenture, dated as of December 16, 2025, to Indenture of Mortgage - Gas, dated as of November 13, 2025, between Puget Sound Energy, Inc. and U.S. Bank Trust Company, National Association.

4.5*	Sixth Supplemental Indenture, dated December 16, 2025, to that certain Indenture dated as of December 1, 1997, between Puget Sound Energy, Inc. and U.S. Bank Trust Company, National Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of such schedules and attachments to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.

Dated: December 16, 2025	By:	/s/ Jamie Martin
	Name:	Jamie Martin
	Title:	Senior Vice President and Chief Financial Officer